497(e)

Additional information about each Fund's investments and operations is available in the Trust's annual and semi-annual shareowner reports. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. A Statement of Additional Information (SAI) contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available upon request, without charge, from:

(logo graphic omitted)

1300 N. State Street
Bellingham, Washington 98225

http://www.amanafunds.com

888-73-AMANA
[888-732-6262]

Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 202/942-8090 for information). Reports and other information about the Trust are also available on the SEC's EDGAR database (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-0102.
Amana's Investment Company Act file number is 811-4276.

AMANA
MUTUAL FUNDS TRUST

GROWTH FUND

INCOME FUND

Investments are consistent with Islamic principles.

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if Fund goals match their own.

The Securities and Exchange Commission or any state securities authority has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS
August 10, 2005

A Quick Look at Amana

Fund Investment Goals
Growth Fund	-- long-term capital growth
Income Fund	-- current income and preservation of capital

Principal Investment Strategies
The Funds invest only in equity securities, including foreign securities, in pursuit of these goals. Investment decisions are made in accordance with Islamic principles. The Funds diversify their investments across industries and companies, and generally follow a value investment style. The Growth Fund favors middle and smaller companies expected to grow earnings and stock prices faster than the economy. The Income Fund purchases only dividend-paying companies, which are expected to have more stable stock prices.

Principal Risks of Investing in the Funds

The value of Fund shares rise and fall as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Funds if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Funds’ invest.

The Funds’ restricted ability to invest in certain market sectors, such as financial companies and fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. The smaller and less seasoned companies in the Growth Fund have greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Because Islamic principles preclude the use of interest-paying instruments, the Funds do not maximize current income because reserves remain in cash.

Variability of Returns

The following bar charts and tables provide an indication of the risks of investing in the Funds by showing changes in Fund performance from year to year and by showing how each Fund’s average annual returns for 1,5, and 10 years compare to those of a broad-based market index. A Fund’s past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plan, corporate, trust or other investors taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed credit against other income.

Amana Growth Fund Annual Average Total Returns

35.04%	4.25%	18.18%	16.80%	99.42%	-14.48%	-14.75%	-25.17%	33.96%	23.04%
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Amana Growth Fund Annual Average Total Returns
for the years ending December 31, 2004	1 Year	5 Years	10 Years
Return before taxes	23.04%	-2.10%	13.30%
Return before taxes on distributions	23.04%	-2.22%	13.06%
Return after taxes and sale of Fund shares	14.98%	-1.83%	13.03%
Russell 2000*	18.38%	6.68%	11.43%

*The Russell 2000 Index® is a widely recognized, unmanaged index of common stock prices of 2000 mid- and smaller-market capitalization companies, which reflects no deduction for fees, expenses or taxes.

Note: 2004 year-to-date return is +3.7% (December 31, 2004 through quarter ending June 30, 2005).
Highest return for a quarter was +62.7% (quarter ending December 31, 1999).
Lowest return for a quarter was -18.7% (quarter ending September 30, 2002).

Amana Income Fund Annual Average Total Returns

27.46%	12.39%	24.54%	14.07%	8.68%	3.90%	-11.39%	-15.85%	28.56%	20.76%
1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Amana Income Fund Annual Average Total Returns
for the years ending December 31, 2004	1 Year	5 Years	10 Years
Return before taxes	20.76%	3.76%	10.28%
Return before taxes on distributions	20.53%	2.72%	8.91%
Return after taxes and sale of Fund shares	13.74%	2.42%	7.88%
S&P 500 Index*	10.85%	-2.30%	12.05%

*The S&P 500 ® is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices, which reflects no deduction for fees, expenses or taxes.

Note: 2005 year-to-date return is +2.9% (December 31, 2004 through quarter ending June 30, 2005).
Highest return for a quarter was +16.4% (quater ending December 31, 2003).
Lowest return for a quarter was -16.5% (quarter ending September 30, 2002).

Investment Information

Shareowners receive a financial report showing the investment returns, portfolios, income and expenses of each Fund every six months. Investors may obtain current share prices daily in some newspapers, by calling 888-73-AMANA, on electronic quotation systems (symbols: AMAGX [Growth Fund] and AMANX [Income Fund]), and on the Internet at www.amanafunds.com. Porfolio holdings are provided each month-end on the Internet (see the SAI for a description of Fund portfolio disclosure policies).

Fees and Expenses
This table describes the fees and expenses that Growth Fund and Income Fund shareowners may pay. There are no shareowner fees (fees paid directly from an investment). The Funds impose no sales charge (load) on purchases or reinvested dividends, or any deferred sales charge (load) upon redemption. There are no exchange fees, redemption fees, or account fees. There are no fees charged to retirement plan accounts. There is a 2% penalty for redemptions within 30 calendar days and a fee for any outgoing bank wires. The following table illustrates operating expenses of the Funds for the fiscal year ending May 31, 2005.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

	GROWTH	INCOME
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees (estimated)	0.22%	0.22%
Other Expenses	0.49%	0.44%
Total Annual Fund Operating Expenses	1.66%	1.61%

Expenses Example
The example below is intended to help investors compare the cost of investing in an Amana Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

	GROWTH	INCOME
1 year total	$174	$169
3 years total	$540	$524
5 years total	$930	$903
10 years total	$2,022	$1,966

Investment Objectives

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

There can be no guarantee that the particular investment objectives of either Fund will be realized.

Investment Strategies

Amana Mutual Funds Trust is designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is not permitted by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Funds do not make any investments that pay interest. In accordance with Islamic principles, the Funds shall not purchase bonds, debentures, or other interest paying obligations of indebtedness.

These criteria limit investment selection and income-earning opportunities more than is customary for other mutual funds.

The Adviser, Saturna Capital Corporation, selects investments. To insure that investments meet the requirements of the Islamic faith, the Adviser has a consulting agreement on Islamic issues with the Fiqh Council of North America (FCNA), a non-profit organization serving the Muslim community.

The policy of the Income Fund is to invest at least 80% of its assets in income-producing equity securities, such as dividend-paying common stocks. Some assets may be held as cash to cover short-term needs such as redemptions and for temporary defensive purposes.

Under normal circumstances, it is the policy of the Growth Fund to invest at least 80% of assets in common stocks. The Adviser selects investments primarily on past earnings and revenue growth rates and the expectation of increases in earnings and share price.

Both Funds favor companies trading for less than the Adviser’s assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets and proven businesses. To the extent the Funds invest in foreign securities, they invest only in foreign securities available for trading and settlement in the United States, primarily in American Depositary Receipts.

Both Funds seek to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offset capital gains with losses and (3) sell highest-cost tax-lots first.

During uncertain market or economic conditions, a Fund may adopt a temporary, defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive, the Adviser chooses between continuing to follow the Funds’ investment policy or converting securities to cash for temporary, defensive purposes. This choice is based on the Adviser’s evaluation of market conditions and the Funds’ portfolio holdings. While cash assets do not contribute to the Income Fund’s primary objective of current income, they do assist its secondary objective of preservation of capital.

Risks

Investing in securities entails both market risks and risk of price variation in individual securities. Common stock investments involve greater risk, and commensurately greater opportunity for reward, than some other investments, such as investments in short-term bonds and money market instruments.

Islamic principles restrict the Funds’ ability to invest in certain stocks and market sectors, such as financial companies and fixed-income securities. This may limit opportunities and increase the risk of loss during market declines.

By diversifying its investments, each Fund reduces the risk of owning a few securities. The Growth Fund typically invests in smaller and less seasoned companies than the Income Fund, which may lead to greater variability in Growth Fund’s returns. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken. The Growth Fund is suitable for investors seeking higher returns and willing to accept greater fluctuations in value (risk) than Income Fund investors.

Investing in foreign securities involves risks not typically associated directly with investing in U.S. securities. These risks include fluctuations in exchange rates of foreign currencies; less public information with respect to issurers of securities; less governmental supervision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that affect investment in foreign countries.

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Trust's investment adviser and administrator. The Adviser's wholly-owned subsidiary, Saturna Brokerage Service, Inc., is the Trust's distributor. Founded in 1989, Saturna Capital Corporation is also the adviser to Saturna Investment Trust and to separrately managed accounts. The Adviser had $161 million in assets under management as of June 30, 2005. For the 12 months ended May 31, 2005, each Fund paid the Adviser an advisory and administration fee of 0.95% of average daily net assets. A discussion of the investment advisory and administration agreements is available in the Trust's semi-annual report dated November 30, 2004.

Mr. Nicholas Kaiser, MBA, CFA, is president and controlling shareowner of Saturna Capital Corporation. Since 1990, Mr. Kaiser has been the person primarily responsible for the day-to-day management of both Amana Funds. Mr. Kaiser has managed equity mutual funds since 1976. See the Statement of Additional Information for discussion of his compensation, other accounts managed and ownership of Amana Funds.

Pricing of Fund Shares

Each Fund computes its price per share each business day by dividing the value of all of its securities and other assets, less liabilities, by the number of shares outstanding. The Funds compute their daily prices using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time). The Funds’ shares are not priced on the days when New York Stock Exchange trading is closed (weekends and national holidays). The price applicable to purchases or redemptions of shares of each Fund is the price next computed after receipt of a purchase or redemption order. If a market price is not readily available, a fair value price is used under procedures adopted by the

Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

How to Buy Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver's license or other identifying docments.

Investors may open an account and purchase shares by sending a completed application, a photocopy of an identity document, and a check for at least US $250 made payable to the Fund desired. The Trust does not accept initial orders unaccompanied by payment nor by telephone. There are no sales charges or loads. The Funds may reject purchases for any reason, such as anti-money laundering regulations which limit acceptance of third-party checks and money orders. Government-issued identity documentation is normally required to open an account. These purchase and redemption procedures may change.

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With your authorization, purchase orders can be entered online at www.amanafunds.com.

Shareowners may authorize the use of the Automated Clearing House (“ACH”) to purchase or redeem shares by completing the appropriate section of the application. The authorization must be received at least two weeks before ACH can be used. To use ACH to purchase or redeem shares, simply call Saturna Capital.

Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. To enable timely processing and transaction analysis, investors wiring funds must notify Saturna Capital of the investment.

Each time shares are purchased or redeemed,

a confirmation is mailed and/or e-mailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

The Trust offers several optional services, including free Individual Retirement Accounts. Other free services offered by the Funds include an automatic investment plan, a systematic withdrawal plan, internet access, Educational Savings Accounts, Health Savings Accounts, zakah (Islamic charitable obligation) computation, and the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. 401(k) plans (charges apply) are available for small and large employers. Materials describing these plans and applications may be obtained from Saturna Capital.

Shares may also be purchased and sold through broker-dealers and retirement plan administrators having agreements with the Funds. These intermediaries may charge investors, and/or require the adviser/distributor to the Funds to share revenues, for their services.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Trust. The Funds pay redemptions in US dollars, and the amount per share received is the price next determined after receipt of a redemption request. The amount received depends on the value of the investments of that Fund at that day and may be more or less than the cost of the shares being redeemed.

The Funds normally pay for shares redeemed within three days after a proper instruction is received. To allow time for clearing, redemption of investments made by check or ACH may be restricted for up to 14 calendar days.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. Islamic guidelines discourage speculation. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Rapid trading may lead to higher portfolio turnover which can increase costs to other shareowners and negatively impact performance. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request must be guaranteed by a national bank or trust company or by a member of a national securities exchange.
  Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above. You will be required to describe the use of the funds being redeemed and provide other details. A wire fee of $25 is charged to your account ($35 international wires).

You may redeem shares by a telephone request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
  Federal funds wire. Proceeds ($5000 minimum) may be wired as explained above.

For telephone requests, the Funds will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide:

  the name of the person making the request,
  the name and address of the registered owner(s),
  the account number,
  the amount to be withdrawn, and
  the method for payment of the proceeds. The Funds also may require a form of personal identification. The Funds will not be responsible for the results of transactions they reasonably believe genuine.

Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, a Fund provides a small book of blank checks for a $10 fee ($25 for shareowners outside the U.S.), which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application.

Dividends

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from capital gains are paid at the end of December and May; income dividends are paid in December and May for the Income Fund and in December for the Growth Fund. As a result of its investment strategies, the Growth Fund does not expect to pay income dividends.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax Information

Dividends are subject to various income taxes or US withholding tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of dividend, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Funds will normally be eligible for the lower “qualified income dividend” tax rates.

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for US income tax purposes, and investors may realize a capital gain or loss on the redemption.

At the end of each calendar year, shareowners receive a complete annual statement, which should be retained for tax accounting. Saturna Capital keeps each account’s entire investment transaction history, and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each January, the transfer agent reports to each shareowner (consolidated by US taxpayer ID, if any) and to the IRS the amount of each redemption transaction and the amount of dividends and capital gains distributions. Capital gains and dividends may also be subject to state and local taxes.

To avoid being subject to US withholding tax on dividends and redemption proceeds, US taxpayers must furnish their correct Social Security or Tax Identification Number.

Shareowners who are not US taxpayers may be subject to withholding taxes under US provisions applicable to foreign investors, unless a reduced rate or exemption is provided under a tax treaty. Capital gain distributions paid by the Funds are not subject to foreign withholding. Ask for Saturna Capital’s “Guide for International Investors.”

Distribution Plan

The Funds have distribution plans under Rule 12b-1 that allow each Fund to pay distribution and other fees for the sale of shares and services provided to shareowners. Under the plan, each Fund may pay up to 0.25% annually of its average daily net assets. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.

Financial Highlights

These tables are to help you understand each Fund’s financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker, independent auditors, audited this information. Their report and each Fund’s financial statements are in the Trust’s annual report (available free upon request from Saturna Capital).

Income Fund
	For Year Ended May 31,
	2005	2004	2003	2002	2001
Net Asset value at beginning of year Income from investment operations	$17.50	$15.07	$16.63	$18.62	$18.39
Net investment income	0.23*	0.28	0.19	0.15	0.17
Net gains or losses on securities (both realized and unrealized)	3.93	2.43	(1.55)	(1.99)	0.23
Total from investment operations Less distributions	4.16	2.71	(1.36)	(1.84)	0.40
Dividends (from net investment income)	(0.24)	(0.28)	(0.20)	(0.15)	(0.17)
Total distributions	(0.24)	(0.28)	(0.20)	(0.15)	(0.17)
Paid-in capital from early redemption penalties	0.00#
Net asset value at end of year	$21.42	$17.50	$15.07	$16.63	$18.62

Total Return	23.76%	17.99%	(8.15)%	(9.88)%	2.17%

Ratios / Supplemental Data
Net assets ($000), end of year	$40.842	$24,760	$19,410	$20,878	$23,237
Ratio of expenses to average net assets
Before custodian fee waiver	1.61%	1.72%	1.89%	1.71%	1.57%
After custodian fee waiver	1.60%	1.71%	1.87%	1.70%	1.56%
Ratio of net investment income to average net assets	1.26%	1.71%	1.36%	0.89%	0.89%
Portfolio turnover rate	9%	3%	5%	8%	8%

Growth Fund
	For Year Ended May 31,
	2005	2004	2003	2002	2001
Net Asset value at beginning of year Income from investment operations	$12.34	$10.01	$11.10	$12.61	$14.45
Net investment income	(0.13)*	(0.11)	(0.11)	(0.12)	(0.11)
Net gains or losses on securities (both realized and unrealized)	3.30	2.44	(0.98)	(1.39)	(1.27)
Total from investment operations Less distributions	3.17	2.33	(1.09)	(1.51)	(1.38)
Distributions (from capital gains)	-	-	-	-	(0.46)
Total distributions	-	-	-	-	(0.46)
Paid-in capital from early redemption penalties	0.00#
Net asset value at end of year	$15.51	$12.34	$10.01	$11.10	$12.61

Total Return	25.69%	23.28%	(9.82)%	(11.97)%	(9.89)%

Ratios / Supplemental Data
Net assets ($000), end of year	$53,874	$32,778	$22,143	$23,965	$26,419
Ratio of expenses to average net assets
Before custodian fee waiver	1.66%	1.75%	1.96%	1.74%	1.55%
After custodian fee waiver	1.65%	1.73%	1.93%	1.73%	1.54%
Ratio of net investment income to average net assets	(0.87)%	(1.00)%	(1.20)%	(1.09)%	(0.90)%
Portfolio turnover rate	2%	13%	16%	8%	11%

*Calculated using average shares outstanding
#Amount is les than $0.01

Amana Mutual Funds Trust
INVESTMENT APPLICATION

Mail application, identify photocopy and check to:	For assistance, call:
AMANA MUTUAL FUNDS TRUST	800/SATURNA or 360/594-9900
Box N, Bellingham WA 98227-0596	FAX 360/734-0755

ACCOUNT TYPE AND NAME (select only one)
[ ]Individual	________________________________________________________________________________ __________________________
First	Middle Initial	Last
Social Security Number________________________	Date of Birth________________________
Month/Day/Year

[ ]Joint with____________________________________________________________________________ ______________________________

First	Middle Initial	Last
Joint Owner's Social Security Number_______________________________________________
(Joint accounts are presumed to be "Joint Tenancy with Right of Survivorship" unless indicated)
[ ]Gifts to Minor_______________________	as Custodian for ____________________________
Name of Custodian	Name of Minor
under the ________________	Uniform Transfers to Minors Act	________________	___________________________
State	Minor's Birthdate	Minor's Social Security Number
Other________________________________________________	_________________________
Indicate name of corporation, organization or fiduciary capacity. If a trust, include name(s) of trustees and date of trust instruments (corporate resolution and/or trust documents).	Tax ID Number
________________________________________________
Person(s) authorized to transact business for the above entity.
Residence Address ____________________________________________________________________ ________________________
Street	Apt., Suite, Etc.
________________________________________________________________________________ ____________
City	State	ZIP (+4)	Country
TELEPHONE _(___)_________________	_(___)_________________________
Daytime	Home
CITIZENSHIP	[ ]US	[ ]Resident Alien	[ ]Non-Resident Alien_________________
Country of residence
INVESTMENT SELECTION	Amana Growth Fund for $__________________
Minimum $250 per Fund	Amana Income Fund for $__________________
Make check(s) payable to each Fund selected.

INTERNET SERVICES
Personal e-mail address: _________________________________
Transaction confirmations and shareowner reports may be sent to my e-mail address:
[ ]Instead of paper mailings (save paper and postage __In addition to paper mailings
[ ]Please call me to establish PIN for internet access to my account.
TELEPHONE REDEMPTION PRIVILEGES
You automatically have telephone redemption by check and telephone exchange privileges unless you strike this line. Each Fund endeavors to confirm that instructions are genuine and it may be liable for losses if it does not. (Procedures may include requiring a form of personal identification. The Fund also provides written confirmation of transactions.)

ACH TELEPHONE TRANSFER PRIVILEGE
[ ]To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) designated US bank account. Please attach a voided check.
AUTOMATIC INVESTMENT PLAN
Invest $______ into [ ]Growth Fund and/or $______ into __Income Fund on the ________ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) US bank account. This plan may be canceled at any time. Please attach a voided check.
CHECK WRITING PRIVILEGE	($500 per check minimum)	($10 charge per checkbook, $25 charge per checkbook outside the US)

__I (We) request the Custodian to honor checks drawn by me (us) on my (our) __Growth Fund and/or __Income Fund account subject to acceptance by the Trust, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation nor Amana Mutual Funds Trust shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.

__Single Signature Authority (for checkbook only) -- Joint Accounts Only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature.) By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. The signature of one joint owner is on behalf of himself and as attorney in fact on behalf of each other joint owner by appointment. We hereby agree with each other, with the Trust and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

IDENTIFICATION (attach clear photocopy)
Driver's License Number _________________________ State of Issuance _________________________ (You may also establish identity with a copy of passport or other government document)

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted by the Trust.

_________________________		____________________________________________________
Date		Signature of Individual (or Custodian)
_________________________		____________________________________________________
Date		Signature of Joint Owner, if any

PLEASE SAVE THIS QUICK GUIDE TO

AMANA MUTUAL FUNDS TRUST

ACCOUNTS
Open your account by sending a completed Application and photocopy of identification documentation to the Trust, indicating your Fund selection. For convenience, you may have your account consolidated with others of your household or other group. We will appoint a representative, responsible to you for all questions on your account(s). Extra forms will be sent for certain accounts, such as IRA’s.

INVESTMENTS
Initial investments are at least $250, and are to be accompanied by an Application. Additional investments may be made for $25 or more at any time. There are no sales commissions or other charges. Purchases can be made on-line at www.amanafunds.com.

REDEMPTIONS
You may sell your shares any time. As with purchases, you may choose from several methods including telephone, written instructions, and checkwriting. You will be paid the market price for your shares on the day we receive your instructions, and there are no redemption fees or charges. If we receive your redemption request by one p.m. Pacific time, your check is normally mailed to you the same day. You may exchange shares from one fund to the other without charge. Redemption of new investments may be restricted for up to 14 calendar days to allow for bank clearing. Frequent trading is not allowed.

STATEMENTS
On the date of each transaction, you are mailed a confirmation, showing the details of the transaction and your account balance. At year-end and at selected points during the year we mail a statement showing all transactions for the period. Monthly consolidated statements are available upon request. Account histories are available on-line at www.amanafunds.com.

DIVIDENDS AND PRICES
The Income Fund pays income dividends twice annually, at the end of May and December. Most shareowners reinvest all dividends in additional shares. Fund prices are carried in major newspapers and quoted on electronic systems (symbols AMANX and AMAGX), available by calling 888/73-AMANA (732-6262), and accessible on the Internet at www.amanafunds.com.

FOR MORE INFORMATION
Please consult the applicable pages of this Prospectus for additional details on Amana Mutual Funds Trust and the services to its shareowners. You may also call 800-SATURNA (800-728-8762) with any questions, and visit Saturna Capital on the Internet: www.amanafunds.com.